Filed pursuant to Rule 497(e)

File Nos. 333-196373 and 811-21080

CALAMOS® CONVERTIBLE OPPORTUNITIES & INCOME FUND

(THE “FUND”)

Supplement dated October 5, 2015 to the

Prospectus Supplement, Prospectus and Statement of Additional Information both dated March 1, 2015, as supplemented on July 2, 2015 and September 10, 2015

With this supplement, the Prospectus Supplement, Prospectus and Statement of Additional Information of the Fund are updated to reflect new trustee information. Effective July 18, 2015, Weston W. Marsh resigned as trustee of the Fund. Effective July 20, 2015, Virginia G. Breen and Theresa A. Hamacher were elected as trustees of the Fund.

Management of the Fund

Effective July 18, 2015, all references to Weston W. Marsh are deleted. Effective July 20, 2015, the section titled “Trustees and Officers” on page 39 in the Prospectus is amended and restated as follows:

The Fund’s Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund’s operations. Currently, there are seven Trustees of the Fund, one of whom is an “interested person” of the Fund (as defined in the 1940 Act) and six of whom are not “interested persons.” The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the statement of additional information.

Management of the Fund

Effective July 20, 2015, the following information is added to the table setting forth information of trustees who are not interested persons of the Fund in the “Management of the Fund” section of the Statement of Additional Information:

NAME, AGE AND ADDRESS*	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Virginia G. Breen, 50	Trustee (since 2015) Term Expires 2016	27	Trustee, Neuberger, Bergman Fund Complex (since 2015)*****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)******; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 55	Trustee (since 2015) Term Expires 2016	27	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*	The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CHISPT3 10/15

**	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.
***	Overseeing 104 portfolios in fund complex.
****	Overseeing three portfolios in fund complex.
*****	Overseeing six portfolios in fund complex.
******	Overseeing eight portfolios in fund complex.
^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund, and CALAMOS Dynamic Convertible and Income Fund.

Committees of the Board of Trustees

Effective September 21, 2015, the section titled “Management of the Fund – Committees of the Board of Trustees” in the Statement of Additional Information is amended to reflect the following information:

Mses. Breen and Hamacher each serve on the audit committee, valuation committee and governance committee.

Leadership Structure and Qualifications of the Board of Trustees

Effective July 20, 2015, the fourth paragraph in the section titled “Management – Leadership Structure and Qualifications of the Board of Trustees” in the Statement of Additional Information is amended and restated as follows:

Each of Messrs. Calamos, Neal and Rybak has served as a Trustee since the inception of the Trust. In addition, each of Mses. Breen and Hamacher and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has more than 25 years of experience in the financial services industry. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and Mr. Tripple has earned a Juris Doctor degree.

Compensation of Officers and Trustees

Effective July 20, 2015, the first table within the section titled “Management of the Fund – Compensation of Officers and Trustees” of the Statement of Additional Information is amended and restated as follows:

Name of Trustee	Estimated Aggregate Compensation from Fund	Total Compensation from Calamos Funds Complex(1)*
John P. Calamos, Sr.	0	0
Virginia G. Breen(1)	0	0
Theresa A. Hamacher(1)	0	0
Weston W. Marsh(2)(3)	$7,903	$144,500
John E. Neal(3)	$8,997	$164,500
William R. Rybak	$8,450	$154,500
Stephen B. Timbers	$10,090	$184,500
David D. Tripple	$7,569	$138,500
Mark J. Mickey	$8,214	$150,000

(1)	Mses. Breen and Hamacher were elected to the Board effective July 20, 2015.

(2)	Mr. Marsh resigned from the Board of Trustees of the Calamos Funds on July 18, 2015.
(3)	Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the portfolios of the Calamos Investment Trust as selected by the Trustee. As of October 31, 2014, the values of the deferred compensation account for each Messrs. Marsh and Neal Neal were $1,967,922 and $1,497,970, respectively.
*	The Calamos Fund Complex consists of eight investment companies and each applicable series thereunder including the Fund, Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust, Calamos Global Total Return Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund and Calamos Global Dynamic Income Fund.

Share Ownership

Effective July 20, 2015, the second table within the section titled “Management of the Fund – Ownership of Shares of the Fund and Other Calamos Funds” in the Statement of Additional Information is amended and restated as follows:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE CALAMOS FUNDS
Interested Trustees:
John P. Calamos, Sr.(1)(2)	Over $100,000	Over $100,000
Non-Interested Trustees:
Virginia G. Breen(3)	None	None
Theresa A. Hamacher(3)	None	None
John Neal	None	Over $100,000
William Rybak	$10,001-$50,000	Over $100,000
Stephen Timbers	$50,001-$100,000	Over $100,000
David Tripple	$1-$10,000	Over $100,000

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.
(2)	Indicates an “interested person” of the Trust, as defined in the 1940 Act.
(3)	Mses. Breen and Hamacher were elected to the Board effective July 20, 2015.

Please retain this supplement for future reference